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                          CENTRAL FEDERAL CORPORATION
                                  Exhibit 10.1
                   AMENDMENT TO SALARY CONTINUATION AGREEMENT
                                     CFBANK


This AMENDMENT TO SALARY CONTINUATION AGREEMENT (this "AMENDMENT") is entered into and made effective as of April 21, 2005 between CFBank, a federally chartered savings association located in Fairlawn, Ohio (the "COMPANY"), and David C. Vernon, an Ohio resident (the "EXECUTIVE").

A. The Company and the Executive entered into a Salary Continuation Agreement as of May 25, 2004 (the "AGREEMENT").

B. The purpose of the Agreement is to provide specified benefits to the Executive, who contributes materially to the continued growth, development and future business success of the Company.

C. The Agreement is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the Company will pay the benefits under the Agreement from the Company's general assets.

D. The Company and the Executive desire to clarify that payments under the Agreement will commence after the retirement of the Executive, which is scheduled to be February 28, 2008 under terms of the Employment Agreement between the Company and the Executive dated as of February 28, 2003, as amended as of May 10, 2004 and as further amended as of December 16, 2004.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, the Company and the Executive agree as follows:

1. Section 1.13 of the Agreement is hereby amended by deleting "the Executive's 66th birthday" and substituting "February 28, 2008" therefor.

2. All provisions of the Agreement, other than as modified in this Amendment, are hereby ratified and shall remain in full force and effect.

IN WITNESS WHEREOF, the Association and the Executive have executed this Amendment as of the day and year first written above.

THE COMPANY:                                         THE EXECUTIVE:

CFBANK
                                                     /s/ David C. Vernon
                                                     --------------------
By:      /s/ Thomas P. Ash                           David C. Vernon
         ------------------
Name in
Print:   Thomas P. Ash
         --------------------------
         For the Board of Directors






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